PROVIDENT

Provident Financial Holdings, Inc.

Annual Meeting of Shareholders

November 25, 2014

Safe Harbor Statement

Certain matters in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Corporation's financial condition, results of operations, plans, objectives, future performance or business. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Corporation may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Corporation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and charge-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the residential and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Corporation by the FRB or of the Bank by the OCC or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to enter into a formal enforcement action or to increase our allowance for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules, including as a result of Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd Frank Act") and the implementing regulations; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; the inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and other risks detailed in this report and in the Corporation's other reports filed with or furnished to the SEC, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2014. These developments could have an adverse impact on our financial position and our results of operations. Forward-looking statements are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included or incorporated by reference in this document or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this document might not occur, and you should not put undue reliance on any forward-looking statements.

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore, Redding and Roseville



San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 14 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Eighth largest deposit market share in the Riverside-San Bernardino RMA; third largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Redding
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Fiscal 2014 Highlights

- Net Income of $6.6 million or $0.65 per share, down from record earnings of $25.8 million or $2.38 per share last year.
- Mortgage banking loan production of $1.97 billion, down 44% from record loan production of $3.50 billion last year.
- Originated over $168.0 million in new loans held for investment, up 79% from last year.
- Significant improvement in asset quality.
- Eighth largest deposit market share in the Riverside – San Bernardino RMA; third largest of community banks.
- The Bank exceeds all regulatory capital requirements and is deemed "well-capitalized".
- Repurchased 1.1 million shares under the March 2013, November 2013 and May 2014 stock repurchase plans.

Subsequent Events

- July 2014: Declared a quarterly cash dividend of $0.11 per share with a record date of August 12, 2014, which was paid on September 3, 2014.
- July 2014: The Bank's Board of Directors declared a $25.0 million cash dividend from the Bank to the Corporation, which was paid on September 5, 2014.
- October 2014: Earnings for the quarter-ended September 30, 2014 were $2.4 million, up 58% from the same quarter last year; and up 14% from the quarter ended June 30, 2014 (sequential quarter).
- October 2014: Declared a quarterly cash dividend of $0.11 per share with a record date of November 20, 2014, payable on December 12, 2014.
- October 2014: The Board of Directors authorized the repurchase of up to five percent of the Corporation's common stock, or approximately 453,212 shares, effective upon the completion of the May 2014 Stock Repurchase Plan.

Financial Highlights – Balance Sheet

Total Assets



(In Millions)
$1,500
$1,000
$500
$0

	06/30/10	06/30/11	06/30/12	06/30/13	06/30/14		09/30/14
Total Assets	$1,399	$1,314	$1,261	$1,211	$1,106		$1,107

Loans Held for Investment



(In Millions)
$1,500
$1,000
$500
$0

	06/30/10	06/30/11	06/30/12	06/30/13	06/30/14		09/30/14
Loans HFI, Net	$1,006	$882	$797	$748	$772		$789

Deposits



(In Millions)
$1,000
$500
$0

	06/30/10	06/30/11	06/30/12	06/30/13	06/30/14		09/30/14
Deposits	$933	$946	$961	$923	$898		$902

Financial Highlights – Earnings

Net Income (Loss)



(In Thousands)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0

	FY2010	FY2011	FY2012	FY2013	FY2014		FY2015*
Net Income (Loss)	$1,115	$13,220	$10,810	$25,797	$6,606		$9,560

Diluted Earnings Per Share



$2.50
$2.00
$1.50
$1.00
$0.50
$0.00

	FY2010	FY2011	FY2012	FY2013	FY2014		FY2015*
Diluted EPS	$0.13	$1.16	$0.96	$2.38	$0.65		$1.00

Return on Stockholders' Equity



20.00%
15.00%
10.00%
5.00%
0.00%

	FY2010	FY2011	FY2012	FY2013	FY2014		FY2015*
ROE	0.94%	9.80%	7.58%	16.80%	4.31%		6.59%

(*) Annualized results for the quarter ended September 30, 2014.

PROVIDENT

Provident Financial Holdings, Inc.

PROV
NASDAQ
LISTED

www.myprovident.com